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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 4, 2001


                            EINSTEIN/NOAH BAGEL CORP.
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             (Exact name of registrant as specified in its charter)


Delaware                           0-21097                     84-1294908
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(State or other                  (Commission                 (IRS Employer
jurisdiction of                   File No.)                Identification No.)
incorporation)


        14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401
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                    (Address of principal executive offices)


                                 (303) 568-8000
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              (Registrant's telephone number, including area code)


                                 Not applicable
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          (Former name or former address, if changes since last report)
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Item 5.  Other Events

         On June 4, 2001, the Company announced that it had obtained bankruptcy court approval of the sale of substantially all of the assets of the Company and its majority-owned subsidiaries, Einstein/Noah Bagel Partners, L.P., to two affiliates of New World Coffee-Manhattan Bagel, Inc. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company's related press release dated June 4, 2001.

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1 Press release of the Company dated June 4, 2001.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 4, 2001

                                  EINSTEIN/NOAH BAGEL CORP.



                                  By:  /s/ Paul A. Strasen
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                                     Paul A. Strasen
                                     Senior Vice President